UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 13, 2007

Claire's Stores, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-08899	59-0940416
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3 S.W. 129th Avenue, Pembroke Pines, Florida		33027
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954-433-3900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On March 13, 2007, Claire's Stores, Inc. (the "Company") issued a press release announcing that it will delay the release of its fiscal 2007 year end and fourth quarter financial results, which had been planned for March 15, 2007.

A copy of the press release is attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

a) Financial Statements of Business Acquired.

Not applicable

(b) Pro Forma Financial Information.

Not applicable

(c) Exhibits.

Exhibit 99.1-Claire's Stores, Inc. Press Release dated March 13, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Claire's Stores, Inc.

March 14, 2007	By:	/s/ Ira D. Kaplan

Name: Ira D. Kaplan
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release for Claire's Stores, Inc. dated March 13, 2007